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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     Each of the undersigned, being a director and/or officer of BB&T Corporation (the "Company"), hereby nominates, constitutes and appoints John A. Allison, Scott E. Reed and Jerone C. Herring, or any one of them severally, to be his or her true and lawful attorney-in-fact and to sign in his or her name and on his or her behalf in any and all capacities stated below, and to file with the Securities and Exchange Commission (the "Commission"), a Registration Statement on Form S-4 (the "Registration Statement") relating to the issuance of shares of the Company's common stock, $5.00 par value per share, in connection with the acquisition by the Company of Virginia First Financial Corporation, a Virginia corporation, and to file any and all amendments, including post-effective amendments, to the Registration Statement, making such changes in the Registration Statement as such attorney-in-fact deems appropriate, and generally to do all such things on his or her behalf in any and all capacities stated below to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Commission.

     This Power of Attorney has been signed by the following persons in the capacities indicated on June 24, 1997.


       /s/ John A. Allison IV                  /s/ Scott E. Reed
---------------------------------       --------------------------------------
Name:  John A. Allison IV               Name:  Scott E. Reed
Title: Chairman of the Board and        Title: Senior Executive Vice President
       Chief Executive Officer                 and Chief Financial Officer
       (principal executive officer)           (principal financial officer)


       /s/ Sherry A. Kellett                   /s/ Paul B. Barringer
---------------------------------       --------------------------------------
Name:  Sherry A. Kellett                Name:  Paul B. Barringer
Title: Executive Vice President         Title: Director
       and Controller
       (principal accounting officer)


       /s/ W. R. Cuthbertson, Jr.              /s/ Ronald E. Deal
---------------------------------       --------------------------------------
Name:  W. R. Cuthbertson, Jr.           Name:  Ronald E. Deal
Title: Director                         Title: Director


       /s/ A. J. Dooley, Sr.                   /s/ Joe L. Dudley, Sr.
---------------------------------       --------------------------------------
Name:  A. J. Dooley, Sr.                Name:  Joe L. Dudley, Sr.
Title: Director                         Title: Director


       /s/ Tom D. Efird                        /s/ O. William Fenn, Jr.
---------------------------------       --------------------------------------
Name:  Tom D. Efird                     Name:  O. William Fenn, Jr.
Title: Director                         Title: Director


       /s/ Paul S. Goldsmith                   /s/ L. Vincent Hackley
---------------------------------       --------------------------------------
Name:  Paul S. Goldsmith                Name:  L. Vincent Hackley
Title: Director                         Title: Director
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       /s/ Ernest F. Hardee                    /s/ Jane P. Helm
---------------------------------       --------------------------------------
Name:  Ernest F. Hardee                 Name:  Jane P. Helm
Title: Director                         Title: Director


       /s/ Richard Janeway, M.D.               /s/ J. Ernest Lathem, M.D.
---------------------------------       --------------------------------------
Name:  Richard Janeway, M.D.            Name:  J. Ernest Lathem, M.D.
Title: Director                         Title: Director


       /s/ James H. Maynard
---------------------------------       --------------------------------------
Name:  James H. Maynard                 Name:  Joseph A. McAleer, Jr.
Title: Director                         Title: Director


       /s/ Albert O. McCauley                  /s/ Dickson McLean, Jr.
---------------------------------       --------------------------------------
Name:  Albert O. McCauley               Name:  Dickson McLean, Jr.
Title: Director                         Title: Director


       /s/ Charles E. Nichols                  /s/ L. Glenn Orr, Jr.
---------------------------------       --------------------------------------
Name:  Charles E. Nichols               Name:  L. Glenn Orr, Jr.
Title: Director                         Title: Director


       /s/ A. Winniett Peters                  /s/ Richard L. Player, Jr.
---------------------------------       --------------------------------------
Name:  A. Winniett Peters               Name:  Richard L. Player, Jr.
Title: Director                         Title: Director


       /s/ C. Edward Pleasants, Jr.            /s/ Nido R. Qubein
---------------------------------       --------------------------------------
Name:  C. Edward Pleasants, Jr.         Name:  Nido R. Qubein
Title: Director                         Title: Director


       /s/ A. Tab Williams, Jr.
---------------------------------
Name:  A. Tab Williams, Jr.
Title: Director